Exhibit 99.2

This exhibit contains “forward-looking statements” relating to expectations or forecasts of future events, including statements relating to prospective products, the status of product approvals, future performance of current and anticipated products, sales efforts, the size of markets for products, expenses and our programs to reduce expenses, the outcome of contingencies such as litigation and investigations, growth strategy and financial results.

Any of our forward-looking statements here or in other publications or our remarks may turn out to be wrong. Our actual results may vary materially, and there are no guarantees about the performance of Schering-Plough stock. Schering-Plough does not assume the obligation to update any forward-looking statement.

For further details and a discussion of factors that may cause actual result to differ from forward looking statements and other risks and uncertainties that may impact our business, see Schering-Plough's Securities and Exchange Commission (SEC) filings, including Schering-Plough's third quarter 2003 10-Q.

DISCLOSURE NOTICE Our presentations may contain "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995 relating to expectations for future events and estimates of various figures. Many factors could cause actual results to differ from these forward-looking statements. For further details about such factors and a discussion of other risks and uncertainties that may affect the forward-looking statements, see the Disclosure Notice included in Schering-Plough's SEC filings, including the third quarter 2003 10-Q.

Fred Hassan Chairman and Chief Executive Officer Introducing the New Schering-Plough November 18, 2003

Carrie Cox Executive Vice President and President Global Pharmaceuticals

Bob Bertolini Executive Vice President and Chief Financial Officer

Ron Cheeley Senior Vice President Global Human Resources

Brent Saunders Senior Vice President Global Compliance and Business Practices

Tom Koestler EVP, Worldwide Regulatory Affairs, Worldwide Research QA & Project Mgmt.

John Landis SVP, Analytical Chemical, Pharmaceutical and Biotechnology Development

Agenda Fred Hassan Introducing the New Schering-Plough Rick Veltri The ZETIA Promise Carrie Cox Firing Up the Growth Engines Cecil Pickett Building the Future Growth Engines Carrie Cox Building the Future Growth Engines Fred Hassan Conclusions Q&A

Seven Critical Questions 1. What Did This Team Inherit? 2. Despite The Wait, Is There Reason To Believe In The Turnaround? 3. Can Even This Team Do It? 4. What Will Give The New Schering-Plough An Edge? 5. When Will We Know Success Is Beginning? 6. What Will Ultimate Success Look Like? 7. What Should We Expect Over The Next Five Years?

1. What Did This Team Inherit?

What Did This Team Inherit? A Wounded Company - in prolonged decline... ....but one that can be turned around We have taken ownership of the issues

What Did This Team Inherit? A Wounded Company - In Prolonged Decline End of US CLARITIN Rx Steep downward market share + earnings slopes!

The Situation We Inherited TRx Market Shares Product July '02 Jan '03 Jul '03 PEG-INTRON 89.0% 86.4% 62.6% REBETOL 100.0% 98.0% 74.0% CLARINEX/CLARITIN RX 39.4% 23.0% 15.1% (a NASONEX 24.2% 24.9% 22.2% US Market Share Declines *Source: IMS July '02, Jan '03, July '03 a) Based on IMS Information as of July '03. Actuals for the Total Defined Antihistamine Market. Total Defined antihistamine Market includes CLARINEX, CLARINEX REDITABS, CLARITIN-D12, CLARITIN-D24 and CLARITIN SYRUP

What Did This Team Inherit? A Wounded Company - In Prolonged Decline End of US CLARITIN Rx Steep downward market share + earnings slopes Disconnects Under-funding in key areas Poor processes Talent gaps FDA issues and consent decree Legal issues and fallout Morale at benchmark lows!

What Did This Team Inherit? "Single Stepping Stone Syndrome" - Missed opportunity to reinvent the company during the CLARITIN years Focus on high margins versus long-term investment Holding company silos disconnects

What Did This Team Inherit? Volatility Tough near-term comparisons Losec, 1H Declining slopes, (Hep C, Allergy) Need to invest in ZETIA + eze/simva Need to lock in long-term financing Baseline hard to determine due to multiple moving parts REBETOL Manufacturing issues and consent decree impact

Consent Decree Impact Special Challenges in Addition to Substantial Annual Expenditures Consent Decree Infrastructure (e.g., IT) R&D costs and processes Rx Customer Service OTC Customer Service Supply Chain Pressure AH Customer Service

Consent Decree Impact Special Challenges in Addition to Substantial Annual Expenditures Severe Scheduling Challenges Equipment Qualification Studies Manufacturing Process Optimization Product Process Validation Studies Support Systems Qualification Studies Facility and Laboratory Upgrades Mandated Third-Party Certifications ....While producing product at the same time!

Accomplished Remaining 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 0.21 15 0.79 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 South 3 10 2 15 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 0.35 15 0.65 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 South 3 10 2 15 Validation Actions Significant Steps Consent Decree Status October 2003 Key Metrics (11 actions) (42 actions) (78 actions) (142 actions)

What Did This Team Inherit? Some Solid Assets Global Reach; 11,700 Sales Reps $1.5 billion R&D; Unexpectedly good innovation content in early pipeline Products/franchises that are leaders in their own tight markets ZETIA Franchise Allergy Rx Hep C REMICADE Allergy OTC Cancer Segments Good exclusivity on existing products

What Did This Team Inherit? Some Solid Assets Significant upside potential in key markets, e.g., Japan Motivated and resilient frontline people

2. Despite The Wait, Is There Reason To Believe In The Turnaround?

Action Agenda New Thinking, New Capabilities, New Urgency Stabilize Repair Turnaround Build the Base Breakout

Despite the Wait, Is There Reason To Believe? Clear Action Agenda in place Building a Strong New Team - with proven track record in transformational change

Proven New Talent Stan Barshay - Chairman, Consumer Health Care Robert Bertolini - E.V.P. and Chief Financial Officer Robert Boisclair - S.V.P., Global Supply Chain Ron Cheeley - S.V.P., Global Human Resources Carrie Cox - E.V.P. and President, GPB Mike DuBois - S.V.P., Global Licensing Margriet Gabriel-Regis - S.V.P., Specialty Care Customer Group Ellen Geisel - S.V.P., Primary Care Customer Group Apet Iskenderian - President, EUCAN Region Tom Koestler, Ph.D. - E.V.P., W.W. Regulatory Affairs, W.W. Quality Assurance and Project Management, SPRI Tasos Konidaris - G.V.P., GPB Finance John Landis, Ph.D. - S.V.P., Analytical, Chemical, Pharmaceutical and Biotechnology Development, SPRI Bruce Reid - S.V.P., Global Business Operations Brent Saunders - S.V.P., Global Compliance and Business Practices Jeff Winton - G.V.P., Global Communications Chuck Ziakas - V.P., Primary Care Sales

Despite the Wait, Is There Reason To Believe? Clear Action Agenda in place Building a Strong New Team - with proven track record of success Firing up the growth engines Powering up the ZETIA franchise Restarting the existing growth engines Pursuit of new engines - both in-house and external innovation

Despite the Wait, Is There Reason To Believe? Clear Action Agenda in place Building a Strong New Team - with proven track record of success Firing up the growth engines Powering up the ZETIA franchise Restarting the existing growth engines Pursuit of new engines - both in-house and external innovation Relentless cost-cutting and cost-control (VEI)

Despite the Wait, Is There Reason To Believe? Good Bet for a Turnaround Potential for Top Tier, Long-Term Growth

3. Can Even This Team Do It?

Can Even This Team Do It? Special strength for driving change, executing turnarounds, and building for the long term

Action Agenda Gear-Shifting Ability Gear 1 Hands on Fast action based on experience Recruit top talent Deselect Connect with & motivate Front Lines Prioritize & Triage Gear 2 Team Building & Delegation Hot pursuit of licensing deals Drive Executional Excellence Build processes Coach Build pipeline Gear 3 Transformational deal making Accelerate internal breakout potentials Build long-term bench strength

4. What Will Give the NEW Schering-Plough an Edge?

What Will Give the NEW Schering-Plough an Edge? Transforming A Wounded Player Into An Effective Global Competitor Innovation, Speed and Flexibility Executional Excellence

What Will Give the NEW Schering-Plough an Edge? Globalized and integrated Re-engineered and revitalized business units - e.g., Marketing teams, US Sales Force Talent upgrades Executional Excellence Transformation in Operations and Way Of Working

Executional Excellence Conventional Strategy & Execution Strategic Direction Transmission Execution Course Correction Strategy divorced from Execution - not only in terms of ownership and accountability - but also in terms of transmission losses and time lags

STRATEGY EXECUTION When the Strategy is clear, Execution becomes the Strategy The New Schering-Plough Strategy Linked with Execution - Interactive as Opposed to Linear

Portfolio Management Resource Allocation Functional Excellence Cross-Functional Process Excellence Business Integrity Quality Compliance STRATEGY EXECUTION Customer Focus Top Talent Cost-Conscious - Lean & Flat Organization The New Schering-Plough Project Excellence

Decision On Target Decision On Lead Compounds Decision On Product Candidate Decision To Proceed with Full Development Decision To Proceed with Pivotal Trials & Commercialization Plan Decision To Submit Decision To Launch Executional Excellence Customer-Centered Product Flow Key Decisions Research Development Life Cycle All functions own Product Flow - Only the roles change along the way "Killer Experiments" and "Smoking Guns" Key decisions to be taken collaboratively at gating milestones Rigorous technical and marketing expertise brought to bear Key Success Metric: Success with the customer Phase IV Phase III Phase II Phase I Phase 0 Discovery

Executional Excellence Behavior-Based Management Leader Behaviors Shared accountability and transparency Cross-functional teamwork Listen and learn Benchmark and continuously improve Coach and develop others Business integrity

What Will Give the NEW Schering-Plough an Edge? Transformation in Operations and Ways Of Working Superior Global Supply Chain Superior Quality, Compliance, and Business Integrity

Transformed Portfolio 2004 a difficult year... ....Bridging to an evolving fresh portfolio What Will Give the NEW Schering-Plough an Edge?

Bridge to a Changing Portfolio

1998–2002	*2004 The Bridge*	*2005–2007 and Beyond*
CLARITIN / CLARINEX	ZETIA	ZETIA
Hep C	REMICADE	eze/simva*
REMICADE		REMICADE
		NOXAFIL*
NASONEX		SARASAR*
INTEGRILIN		
TEMODAR / CAELYX		*Established Growth Drivers*
		PEG-INTRON
		NASONEX
		CLARINEX
		TEMODAR
		CAELYX
		INTEGRILIN

* 2005-2007 Anticipated Launch

What Will Give the NEW Schering-Plough an Edge? 2005 and Beyond: An Exciting Product Array Established Growth Engines - restarted! Hep C NASONEX CLARINEX Oncology

What Will Give the NEW Schering-Plough an Edge? 2005 and Beyond: An Exciting Product Array New Growth Engines ZETIA eze/simva

The ZETIA and eze/simva Opportunity Cholesterol Market - #1 market in the world* Zocor - Not just #2 statin, but #2 best-selling pharmaceutical in the world* ZETIA - Most widely prescribed non-statin product eze/simva - Important new entry that should successfully compete against any statin *IMS Health MIDAS, MAT 6/03

What Will Give the NEW Schering-Plough an Edge? 2005 and Beyond: An Exciting Product Array New Growth Engines ZETIA eze/simva Plus REMICADE NOXAFIL SARASAR

What Will Give the NEW Schering-Plough an Edge? 2005 and Beyond Exciting Pipeline Potential NOXAFIL A2a Receptor Antagonist CCR5 Receptor Antagonist PDE 5 Inhibitor HCV Protease Inhibitor

5. When Will We Know Success Is Beginning?

When Will We Know Success Is Beginning? Early Signs Are Already Visible

200 Day Action Checklist Transformed business model: Globalize + Integrate Rolled out Global Org changes to implement new model Launched VEI initiative targeted for annual savings of +$200 million; announced voluntary early retirement program Installed new US team Aligned and motivated frontline managers Attracted top talent Announced results of 100-day, 360-degree review Stabilization actions begin in Hep C franchise: head-to-head trial; REDIPEN Achieved European approval of new REMICADE indications Revitalized US Sales Force, including watershed US Sales Meeting

200 Day Scorecard Key Performance Indicators Early Indicators of Success eze/simva tablet FDA application submitted REMICADE AS approval in Europe before US REDIPEN for PEG-INTRON approved Stabilizing NASONEX market share CLARINEX market share stabilizing ZETIA market share moving past 5% threshold in US Successfully stabilizing CLARITIN OTC in spite of recent deep discount private label competition

Total US Outlets Dollar Share Leading Loratadine Brands Selected Periods $ Share TTL ALG-SIN TTL CLARITIN TTL ALAVERT TTL PL ALG-SIN LORATADINE BENADRYL 11/16/02 0 0 0 35 12/14/02 9.5 0 0 31 01/11/03 41.9 0.7 0 20 02/08/03 41.1 3.5 0.1 19.1 03/08/03 39.1 6.4 0.5 19 04/05/03 40.3 7.2 5.5 17 05/03/03 42.2 8.8 6.1 15.9 05/31/03 40.9 8.3 7.2 16.7 06/28/03 36.5 8 8.3 18.3 07/26/03 32.2 7.2 9.7 21.5 08/23/03 32.4 7.4 8.7 21 09/20/03 35.8 7.3 9.6 18.7 10/18/03 34.5 6.7 9.4 17.9 CLARITIN OTC Launch Approved 11/27/02 Loratadine Competition Approved 12/20/02 Arrival of Deep Discount Loratadine Competition At Retail (Approval of 10 Mg Tablet) Added Heavy Media Wt. (8/12/03); Subsequent to that, new CLARITIN campaign on-air CLARITIN P/L Loratadine Alavert Benadryl

200 Day Scorecard Key Performance Indicators Early Indicators of Success eze/simva tablet FDA application submitted REMICADE AS approval in Europe before US REDIPEN for PEG-INTRON approved NASONEX market share stabilization CLARINEX stabilizing ZETIA market share > 5% in U.S CLARITIN OTC stabilizing Customer feedback improving Internal morale turning around Consent decree progress: 78 of 220 significant steps completed Legal progress - 2 resolutions VEI savings for '03 on track

When Will We Know Success Is Beginning? Early Signs are already visible eze/simva and ZETIA begin to fulfill potential Existing growth engines restarted; downward slopes flatten and growth begins Increasing dynamism of product flow Pursuit of new products begins to pay off

6. What Will Ultimate Success Look Like?

What Will Ultimate Success Look Like? Attractive long-term growth Attractive long-term shareholder return Steady product flow Superior supply chain infrastructure Superior business integrity, quality and compliance

What Will Ultimate Success Look Like? More than 50% of sales coming from 4-6 growth engine products Product portfolio with relatively long exclusivity Expanding and diverse R+D product flow - 50% or more from external labs Robust, compliant processes Competent, aligned and motivated global workforce Innovation, speed, and flexibility remain a competitive edge - even as size increases

7. What Should We Expect Over the Next Five Years?

Action Agenda New Thinking, New Capabilities, New Urgency Stabilize A Long Haul... Repair Yielding A Successful Turnaround... Turnaround Followed by Sustained High Performance Build the Base Breakout

Rick Veltri, M.D. Vice President, Clinical Research Cardiovascular Department November 18, 2003

ZETIA and eze/simva Evolving Product Profiles

Hypercholesterolemia Is a Risk Factor for Atherosclerosis and CHD Davies MJ. Circulation. 1996;94:2013-2020.

Cardiovascular Disease Is the Leading Cause of Death in the United States Total CVD Cancer Accidents Respiratory Diseases Diabetes Influenza & Pneumonia CVD = Cardiovascular disease. American Heart Association. 2002 Heart and Stroke Statistical Update. CVD Causes 40% of All Deaths (1999 Mortality Data) Number of Deaths, 1,000

Lipid-Lowering in Practice Patients at LDL-C Goal - A Large Treatment Gap % at LDL-C targets LDL-C target levels (mg/dL) ? 2 RF: <130 CAD: £100 NHANES III L-TAP 45 37 18 18 North ? 2 Risk Factors Coronary Artery Disease Risk Profile National Center for Health Statistics. NHANES III 1994 (data collected 1991-1994); Pearson et al. Lipid Treatment Assessment Project (L-TAP) Arch Intern Med. 2000;160:459.

Many Reasons for LDL-C Goal Treatment Gap Aggressive goals recommended by NCEP ATP III guidelines Identification of more patients who require LDL-C < 100 mg/dL (e.g., Coronary Heart Disease equivalent) Undertreatment in clinical practice Compliance challenges Diet and therapeutic lifestyle changes Drug therapy Limitations of current therapies

Pharmacologic Therapy
Statins-Dose Response

Response to Minimum / Maximum Statin Dose


Fluvastatin 20/80 mg
Pravastatin 20/80 mg
Lovastatin 20/80 mg
Simvastatin 20/80 mg
Atorvastatin 10/80 mg
Rosuvastatin 10/40 mg
% Reduction in LDL-C
0
10
20
30
40
50
60
19
12
31
27
10
37*
28
12
40
35
12
47
37
18
55
46
9
55

Adapted from Illingworth. *Med Clin North Am.* 2000;84:23.
*Pravachol® (pravastatin) Package Insert.
*Crestor (rosuvastatin) for active control study Package Insert.

Schering-Plough Research Institute

Cholesterol Sources Liver (Production) and Small Intestine (Absorption) SMALL INTESTINE LIVER ? Dual Inhibition Targets for Lipid Management

Cholesterol Source Liver (Production) Statin synthesis LDL Receptors VLDL LDL IDL BILIARY SECRETION SMALL INTESTINE

Cholesterol Sources Liver (Production) and Small Intestine (Absorption) synthesis Statin LDL Receptors VLDL LDL IDL DIET INTESTINE Excretion Absorption ?STATIN + ZETIA = Complementary Effects BILIARY SECRETION

ZETIA Novel Cholesterol Absorption Inhibitor First in New Class of Cholesterol Lowering Drugs Approved in US, October 25, 2002 Monotherapy Primary Hypercholesterolemia Homozygous Sitosterolemia Coadministration with statins Primary Hypercholesterolemia Homozygous Familial Hypercholesterolemia > 4 Million Prescriptions Filled in US > 1 Million Patients Treated in US

eze/simva Product Profile Dual Inhibition in a single agent Maximizes LDL-Cholesterol reduction by inhibiting both Cholesterol production and absorption Favorable effects on TG and HDL-C Favorable effects near maximum by 2 weeks, sustained long-term Safe and well tolerated similar to simvastatin monotherapy eze/simva Coadministration Phase III Results Two near-identical multicenter, randomized, double- blind, placebo-controlled trials; Patients with primary hypercholesterolemia LDL-C 145 - 250 mg/dL and TG ?350 mg/dL 4 week placebo lead-in/diet phase Randomized to initiate therapy on one of the following daily treatments for 12 weeks Placebo Ezetimibe (eze) (10 mg) Simvastatin (simva) (10, 20, 40, 80 mg) eze + simva (10/10, 10/20, 10/40 or 10/80 mg) as coadministration Sager et al. AHA Scientific Sessions November 12, 2003

Effect of Treatment on Lipid Indices Lipid Parameter LDL-C Total-C TG1 HDL-C Placebo (n = 114) 1.1 1.5 0.2 2.3 Ezetimibe (n = 103) -18.9* -12.9* -8.6* 6.4* Pooled simva Monotherapy (n = 436) -37.5* -26.0* -17.8* 7.6* Pooled eze/simva (n = 436) -52.3** -37.0** -28.3** 9.1 ** p < 0.01 compared with pooled simvastatin monotherapy;1 Median * p < 0.01 compared to Placebo Sager et al. AHA Scientific Sessions November 12, 2003

Mean % Change In LDL-C


simva
eze/simva
10mg
20mg
40mg
80mg
10/10mg
10/20mg
10/40mg
10/80mg
0
-10
-20
-30
-40
-50
-60
-70
Mean % Change
-30.6
-34.8
-39.7
-44.4
-44.8
**
-48.7
**
-55.0
**
-60.4
**
Simvastatin (simva)
Ezetimibe + Simvastatin (eze/simva)

** p<0.01: coadministration versus simvastatin alone

Sager et al. AHA Scientific Sessions November 12, 2003

Schering-Plough Research Institute

eze/simva Coadministration LDL-C Summary eze/simva provides incremental LDL-C lowering compared to simvastatin monotherapy across all doses (10-80 mg) eze/simva provides LDL-C lowering in range of approximately 45%-60% which is favorable or competitive to all currently approved statin monotherapies eze/simva at lowest dose (10 mg/10mg) appears comparable to the highest dose of simvastatin monotherapy (80mg)

Median % Change In HS-CRP


Placebo (n=114)
Ezetimibe 10 mg (n=103)
Pooled Simvastatin (n=436)
Pooled eze/simva (n=436)
20
10
0
-10
-20
-30
-40
Median % Change
3.2
-6.3
-14.3
-33.3
p<0.01

Sager et al. AHA Scientific Session November 12, 2003

Median % Change In HS-CRP


simva
10mg
20mg
40mg
80mg
eze/simva
10/10mg
10/20mg
10/40mg
10/80mg
Median % Change
0
-10
-20
-30
-40
-50
-4.4
-8.3
-26.9
-20.0
-26.3
*
-31.8
*
-35.9
#
-44.4
*
Simvastatin (simva)
Ezetimibe + Simvastatin (eze/simva)

*p≤0.01; # p=0.03: coadministration versus simvastatin alone

Sager et al. AHA Scientific Session November 12, 2003

eze/simva Coadministration CRP Summary eze/simva provides incremental CRP lowering compared to simvastatin monotherapy across all doses (10-80 mg) eze/simva at lowest dose (10mg/10mg) appears comparable to the highest doses (40-80 mg) of simvastatin monotherapy (80mg) The clinical relevance of reductions of CRP, i.e., improvement in cardiovascular morbidity and mortality, is currently unknown, however

Safety and Tolerability Pooled simva Pooled Placebo Ezetimibe Monotherapy eze/simva (n=114) (n=103) (n=436) (n=436) Serious Adverse Events 4 (4%) 3 (3%) 7 (2%) 5 (1%) Discontinuations due to Adverse Events 3 (3%) 5 (5%) 10 (2%) 14 (3%) LFTs (^ 3 x ULN) ALT (consecutive) 0 0 2 (<1%) 4 (<1%) AST (consecutive) 0 0 1 (<1%) 1 (<1%) CPK (^ 10 x ULN) 1 (<1%) 0 2 (<1%) 2 (<1%) Sager et al. AHA Scientific Session November 12, 2003

ZETIA and eze/simva Conclusion ZETIA, as the first of a new class of cholesterol lowering drugs, has provided a significant addition to the therapeutic armamentarium in lipid management eze/simva, an investigational drug with dual inhibition of cholesterol production and absorption in one pill, has the potential for significant further inroad into lipid management

Firing Up the Growth Engines Carrie Cox Executive Vice President and President Global Pharmaceuticals

Action Agenda New Thinking, New Capabilities, New Urgency

Diagnosis of the Prescription Business June 2003 Poor sales and marketing execution Internally focused Sub-optimal resource deployment Under-sized primary care and under-utilized specialty sales forces worldwide Damaging US primary care sales force cut in August '02 Little product differentiation and poor flow of new clinical data Must-win US business in serious condition

We Have Good Product Assets and Country Opportunities

SP's Portfolio Highlights Primary Care ZETIA & eze/simva compete in the largest global therapeutic category CLARINEX and NASONEX are established products with untapped potential Specialty Products Top-tier biotech company Long periods of expected exclusivity on core brands Surprisingly strong early and late stage pipeline for our size

2007 Strong Exclusivity Position on Core Products CLARINEX(1) TEMODAR REMICADE(2) ZETIA NASONEX PEG-INTRON 2007 2012 2011 2018 2015 2019 2003 2020 Projected Loss of US Exclusivity Emphasizing the Opportunity to Stabilize, Recharge, and Invest for Breakout (1) Projected loss of data exclusivity (2) Projected loss of EU exclusivity

Strong Performance in 2nd Tier Markets Must-win markets Size of Bubble Represents SP sales Underperformance in Must-Win Countries is an Opportunity SGP Performance Geographic Market Potential Mexico Spain France Canada Italy US Japan Germany UK

Although There Are No Quick Fixes, We Are Executing with Speed and Flexibility

Improving the US Sales Force Is the Single Biggest and Fastest Lever in Stabilizing the Business

US Sales Force Actions to Date Recruited top-notch US sales and marketing leadership team Developing new efficacy-based positioning for all brands Held 1st National Sales Meeting in 5 years Revamped representative compensation plan Redeployed existing sales force to stabilize core primary care products ....and the primary care business is beginning to show signs of stabilization ? ? ? ? ?

Signs of Stabilization - CLARINEX & NASONEX 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 4/25/2003 5/2/2003 5/9/2003 5/16/2003 5/23/2003 5/30/2003 6/6/2003 6/13/2003 6/20/2003 6/27/2003 7/4/2003 7/11/2003 7/18/2003 7/25/2003 8/1/2003 8/8/2003 8/15/2003 8/22/2003 8/29/2003 9/5/2003 9/12/2003 9/19/2003 9/26/2003 10/3/2003 10/10/2003 10/17/2003 10/24/2003 10/31/2003 11/7/2003 Clarinex 0.212 0.221 0.226 0.227 0.226 0.225 0.23 0.227 0.223 0.219 0.218 0.218 0.212 0.206 0.207 0.199 0.199 0.195 0.197 0.197 0.193 0.189 0.19 0.19 0.191 0.19 0.188 0.185 0.184 0.186 0.188 0.186 0.186 0.184 0.181 0.182 0.184 0.184 0.189 0.187 0.187 0.187 0.188 0.192 0.19 Nasonex 0.261 0.265 0.264 0.264 0.266 0.267 0.269 0.267 0.268 0.264 0.26 0.259 0.255 0.254 0.252 0.247 0.249 0.247 0.248 0.248 0.248 0.244 0.242 0.239 0.237 0.233 0.233 0.234 0.235 0.235 0.234 0.232 0.234 0.233 0.232 0.234 0.241 0.246 0.248 0.243 0.243 0.246 0.245 0.245 0.25 Source: IMS NPA + 7 CLARINEX NASONEX US Weekly NRx Share YTD

ZETIA Well Positioned for Sustained Growth Source: IMS NPA + 7 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 4/25/2003 5/2/2003 5/9/2003 5/16/2003 5/23/2003 5/30/2003 6/6/2003 6/13/2003 6/20/2003 6/27/2003 7/4/2003 7/11/2003 7/18/2003 7/25/2003 8/1/2003 8/8/2003 8/15/2003 8/22/2003 8/29/2003 9/5/2003 9/12/2003 9/19/2003 9/26/2003 10/3/2003 10/10/2003 10/17/2003 10/24/2003 10/31/2003 11/7/2003 Zetia 0.021 0.023 0.025 0.028 0.028 0.028 0.03 0.031 0.033 0.034 0.035 0.037 0.038 0.038 0.04 0.041 0.041 0.042 0.043 0.044 0.045 0.044 0.045 0.046 0.047 0.047 0.046 0.047 0.048 0.049 0.048 0.048 0.048 0.049 0.049 0.047 0.049 0.05 0.05 0.049 0.05 0.051 0.051 0.051 0.051 US Weekly NRx Share Crestor Launched

Hepatitis C Franchise 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 4/25/2003 5/2/2003 5/9/2003 5/16/2003 5/23/2003 5/30/2003 6/6/2003 6/13/2003 6/20/2003 6/27/2003 7/4/2003 7/11/2003 7/18/2003 7/25/2003 8/1/2003 8/8/2003 8/15/2003 8/22/2003 8/29/2003 9/5/2003 9/12/2003 9/19/2003 9/26/2003 10/3/2003 10/10/2003 10/17/2003 10/24/2003 10/31/2003 11/7/2003 Peg-Intron - IMS 0.838 0.791 0.781 0.768 0.767 0.733 0.74 0.747 0.744 0.728 0.739 0.706 0.736 0.706 0.695 0.7 0.663 0.651 0.675 0.639 0.67 0.629 0.637 0.621 0.594 0.62 0.61 0.583 0.592 0.58 0.563 0.565 0.571 0.573 0.544 0.54 0.538 0.545 0.516 0.51 0.502 0.497 0.489 0.469 0.482 Rebetol - IMS 1 1 0.997 0.968 0.907 0.901 0.883 0.896 0.875 0.874 0.845 0.837 0.845 0.819 0.803 0.808 0.787 0.781 0.794 0.742 0.753 0.76 0.734 0.731 0.711 0.731 0.705 0.684 0.711 0.68 0.673 0.688 0.65 0.65 0.658 0.628 0.626 0.621 0.605 0.605 0.602 0.58 0.605 0.587 0.563 REBETOL PEG-INTRON Source: IMS US Weekly NRx Shares YTD

PEG-INTRON Market Share in Other Core Countries Italy Mexico France Spain UK Germany East 0.97 0.89 0.88 0.72 0.7 0.48 Source: Q2 IMS data

Near-Term Portfolio Action Plan S = Stabilize R = Recharge I = Invest for Breakout US Europe Japan ZETIA Hepatitis-C Allergy/ Respiratory REMICADE INTEGRILIN Oncology - I S R R I S R I S I S/I I - - R/I R/I R/I Stabilize, Recharge and Invest for Breakout

New Product Introductions Drive Future Growth in Japan

Product	Anticipated Launch Date
REBETOL	2001‡
CLARITIN (SP and Shionogi)	2002‡
REBETOL/PEG-INTRON (CHC*)	2005-06
ZETIA	2005-06
TEMODAR	2005-06
ASMANEX	2006-07
NASONEX	2006-07
REBETOL/PEG-INTRON (LC*)	2006-07

* CHC - chronic hepatitis C; LC – liver cirrhosis
‡Actual launch date

Schering-Plough

Bridge to a Changing Portfolio

1998–2002

CLARITIN / CLARINEX
Hep C
REMICADE

NASONEX
INTEGRILIN
TEMODAR / CAELYX

2004
The Bridge

ZETIA
REMICADE

2005–2007
and Beyond

ZETIA
eze/simva*
REMICADE
NOXAFIL*
SARASAR*

Established Growth Drivers

PEG-INTRON
NASONEX
CLARINEX
TEMODAR
CAELYX
INTEGRILIN

** 2005-2007 Anticipated Launch*

2003/2004 - The Years of Stabilization and Repair 2004 is a difficult year as the portfolio transitions from legacy to future growth drivers Rebuild sales and marketing capabilities Fund incremental resource requirements through VEI Requires investments in sales force, Phase IV, and lifecycle management Growth Drivers: ZETIA and REMICADE Loss of Losec Alliance Revenue, Continued Pressure on Hepatitis C and Tough Comparisons

2004 Global Sales Force Expansion: Driving for 2005 Sales Growth Significant opportunity to maximize growth drivers Restoring what was cut in primary care Selectively adding to support Hepatitis C and REMICADE Expansion also benefits NASONEX and CLARINEX, high gross margin brands Optimize sales force in advance of allergy season and eze/simva rollouts

- US Exclusivity through 2019 We're Back in the Game and Committed to Leadership in Hepatitis C

Hepatitis C Therapy The goal of treatment is viral eradication Weight-based dosing gives every patient an equal chance at success Only PEG-INTRON has weight-based dosing REBITOL not indicated for weight-based dosing in US

Hepatitis C Market Dynamics Declining flow of treated patients Little patient switching during the year-long therapy "Two-horse" race encourages "splitter" behavior In a flattening market, there is only market share; competition is paying for market share at a very high price

Immediate Actions to Stabilize Share - Hepatitis C Launched efficacy message IDEAL Trial initiated ? ?

Pegylated Interferon Dosing Evaluations for Patients Living with Hepatitis C (IDEAL) What is the IDEAL trial? Robust, head-to-head clinical trial of PEG-INTRON versus Pegasys in HCV genotype 1 patients Genotype 1 are most common (70%-80%) of all patients and "toughest to treat" Launched in September 2003 2,880 patients at 100 US leading academic centers Expected to conclude in 2006

Immediate Actions to Stabilize Share - Hepatitis C Launched efficacy message IDEAL Trial initiated REDIPEN approved ? ? ?

Enhanced Convenience and Dosing Consistency PEG-INTRON Vials and Syringe Pegasys Vial and Syringe PEG-INTRON REDIPEN REDIPEN will launch in 2004; no competitor device expected for the foreseeable future

Immediate Actions to Stabilize Share - Hepatitis C Launched efficacy message IDEAL Trial initiated REDIPEN approved "Top 300" conference in Kenilworth Senior management listening to global thought leaders ? ? ? ? ?

Immediate Actions to Stabilize Share - Hepatitis C Launched efficacy message IDEAL Trial initiated REDIPEN approved "Top 300" conference in Kenilworth Senior management listening to global thought leaders Targeted global sales force expansion ? ? ? ? ? ?

Providing Scientific Answers to Improve Patient Care Trial Name Completion Patient Population HBV 99-01 2003-2004 Hepatitis B (HBV) COPILOT 2004 Maintenance in Cirrhotics RIBAVIC 2004 HIV/HCV Co-infection WIN-R 2004 Flat versus Weight-Based REBETOL Dosing EPIC3 2006-2008 Nonresponders, disease progression Evaluating the Safety and Efficacy of PEG-INTRON-Based Regimens

PEG-INTRON Will Win Doctor by Doctor, One Patient at a Time Focus on EXECUTION Regain Competitive Edge

Longer Term Hepatitis C Growth Opportunity to double number of diagnosed patients who are treated Increase diagnosis rate

US HCV Patient Population 1st Qtr 2nd Qtr East 1000 2400 3.4 Million Chronic Patients Sources: Schering-Plough data on file. Wright,Theresa, AASLD 2003. NIH Consensus Statement, v.19, no,3; 6/02. CDC MMWR, v.47,no.RR-19. 1,000 2,400 Undiagnosed 70% Diagnosed 30% 1st Qtr 2nd Qtr East 335 165 400 100 1.0 Million Diagnosed Patients Treatment Failure/ Drop-offs 33.5% Successfully Treated 16.5% Untreated 40% Ineligible 10% In Thousands of Patients

Longer Term Hepatitis C Growth Opportunity to double number of diagnosed patients who are treated Increase diagnosis rate Pursue additional indications HIV/HCV Asymptomatic patients Cirrhosis SP has pipeline in Hepatitis C

Hepatitis C Summary 2004 franchise sales may decline as much as in 2003 Introduction of generic ribavirin Continued competitive pressure on PEG-INTRON US share stabilization expected second half 2004 Japan launch of PEG-INTRON (used in combination with REBETOL) will boost franchise long term (2005) PEG-INTRON is an important product long term; its near term potential will be limited

US Exclusivity through 2007 US Exclusivity through 2018 US Exclusivity through 2014

SP Has Broadest Respiratory Portfolio Respiratory Conditions Allergy Congestion Rhino Sinusitis Polyposis Asthma COPD CLARINEX CLARINEX D ASMANEX FORADIL ASMANEX + FORADIL NASONEX Approved Indication Under Development

Still has some growth potential worldwide Efficacious and non-sedating Promotion responsive and high gross margin 90%+ US managed care access 70%+ unrestricted Rollouts of CLARINEX D and CLARINEX SYRUP with pediatric indication anticipated 2005 SP has additional pipeline products

Excellent product characteristics, efficacy, and safety Promotion responsive and high gross margin Indicated for prevention and treatment of SAR and PAR Only NIS indicated for prevention and to age 2 Moving to earlier treatment represents real opportunity New indications in sinusitis and polyposis anticipated by 2006 and 2008, respectively

Changing market has shifted to combination therapy Single ICS use supported by current treatment guidelines ASMANEX efficacious at low doses, once a day Superior efficacy to budesonide (ex-US) Delayed US entry has limited the opportunity, but there is still some potential

Oncology Portfolio US Exclusivity through 2013 US Exclusivity through 2019 EU Exclusivity through 2010 Marketing rights excluding US, Japan and Israel

Oncology Small but growing presence with TEMODAR, INTRON A and CAELYX (EU) Each product highly significant in its area Medium-term opportunity to expand TEMODAR and INTRON A labels into additional tumor types Longer term, SARASAR anticipated by 2007 In-license/acquire additional products

EU Exclusivity through 2012

Market leader in Europe Growing at high double-digit rate Broadest range of indications; more to come Infusion is both disadvantage and advantage Unique mechanism of action versus other marketed anti-TNF agents Does this create the potential for superior efficacy? SP markets REMICADE outside the US excluding Japan and parts of the Far East

Immune-Mediated Inflammatory Diseases (IMID) - An Anti-TNF Paradigm Gut Inflammatory Bowel Disease & Crohn's Enterogenic reactive arthritis Ankylosing Spondylitis Axial disease Sacroiliitis, spondylitis Urinary tract Urogenital reactive arthritis Peripheral disease Arthritis, enthesitis, dactylitis Eye Uveitis Skin Psoriasis Spondyloarthropathies Rheumatoid Arthritis

New Indications Will Provide Major Source of New Patients in the Future 150 600 100 Slice 4 950 Psoriasis/ Psoriatic arthritis (2004 -2006) Crohn's Disease (1999) Ankylosing spondylitis (2003) Thousands of Diagnosed patients (REMICADE approval year) RA (2000) In market *Estimate of diagnosed moderate to severe patients based on US prevalence data Source: ACR; medical societies; physician interviews; McKinsey analysis

US Exclusivity through 2015

Cholesterol Market Dynamics $20+ billion market with intensifying competition Most physicians initiate therapy but don't follow through to get to goal 60% of cholesterol patients not at goal 50% require change in therapy to reach goal

The ZETIA Opportunity Educate physicians that ZETIA... Increases the efficacy of any statin monotherapy at any dose with no more side effects than statin alone Provides efficacy benefits across all lipid parameters of LDL, HDL and TG Makes sense to inhibit BOTH sources of cholesterol through dual inhibition

Dual Inhibition Targets the Two Primary Sources of Cholesterol Primary Sources of Cholesterol Primary Sources of Cholesterol Produced in Liver The production pathway includes the liver and peripheral tissue Absorbed by Intestine The absorption pathway includes the small intestine ZETIA + Statins Provide Dramatic LDL-C Reduction Through Dual Inhibition *Dual Inhibition: Statins inhibit cholesterol production in the liver. Ezetimibe inhibits cholesterol absorption in the intestine.

The ZETIA Opportunity Educate physicians that ZETIA... Increases the efficacy of any statin monotherapy at any dose with no more side effects than statin alone Provides efficacy benefits across all lipid parameters of LDL, HDL and TG Makes sense to inhibit BOTH sources of cholesterol through dual inhibition Though titration is infrequent, physicians overestimate the benefit from a one-dose statin titration

Physicians Overestimate the Benefit of Statin Titration Source: Prescriber/non-prescriber study (n=80) Titrate Statin Add ZETIA Physician's perception of incremental LDL-C reduction from baseline Actual incremental reduction in LDL-C from baseline Titrate Statin Add ZETIA 4% - 6% 15% - 18% 18% - 21% 19%

ZETIA Current Usage Source: NDTI YTD September Monotherapy 51% Concomitant Therapy 49% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.27 0.18 0.21 0.45 Zocor 27% Pravachol 18% Other 21% Lipitor 45%

ZETIA Current Usage Source: IMS; external literature; interviews; McKinsey analysis Statin Users Complicated / high risk ZETIA Statin intolerant Estimated Depiction 8.4 Million Potential ZETIA Patients - US Example

ZETIA Potential Usage 8.4 Million Potential ZETIA Patients - US Example Source: IMS; external literature; interviews; McKinsey analysis Statin Users Complicated / high risk Statin intolerant Estimated Depiction ZETIA

ZETIA & eze/simva Potential Usage eze/simva 14 Million Potential ZETIA & eze/simva Patients - US Example Source: IMS; external literature; interviews; McKinsey analysis Statin Users Complicated / high risk Statin intolerant Estimated Depiction ZETIA + eze/simva

Future Potential for ZETIA and eze/simva Slower-than-expected uptake of Crestor suggests doctors may be averse to high dose/high potency statins - and may welcome the new mechanism of dual inhibition to get greater efficacy

Recent Launch Comparisons with Crestor * Holiday week Note: Data for each product based on first week of Rx activity observed by IMS Source: IMS NPA + 7 Weekly Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 Week 9 Week 10 Week 11 Week 12 Week 13 Week 14 Week 15 Week 16 Week 17 Week 18 Week 19 Week 20 Zetia (11/08/02) Lipitor (1/31/97) Crestor (8/15/03) Baycol (1/30/98) Lipitor Crestor Baycol ZETIA NRx Volume Same Week Post-Launch * *

Future Potential for ZETIA and eze/simva Slower-than-expected uptake of Crestor suggests doctors may be averse to high dose/high potency statins - and may welcome the new mechanism of dual inhibition to get greater efficacy eze/simva expected US launch second half 2004 Mutual recognition process begins in 2004 Allows ~1 year to establish eze/simva before Zocor patent expiry in mid 2006 ZETIA and eze/simva co-position well and can grow together ZETIA and eze/simva expected exclusivity until 2015

SP Portfolio Sales Potential Product Peak Sales Peak Sales Peak Sales Peak Sales Peak Sales Expected US Exclusivity Product A B C D E Expected US Exclusivity eze/simva E 2015 ZETIA E 2015 REMICADE E 2012* CLARITIN / CLARINEX E 2007 NASONEX D/E D/E 2018 PEG-INTRON D 2019 TEMODAR C/D C/D 2011 CAELYX B 2010* INTEGRILIN B 2014 ASMANEX A/B A/B 2014 A < $250 Million B > $250 Million C > $500 Million D > $750 Million E > $1 Billion *Projected loss of EU exclusivity

Why Can We Expect the SP Turnaround to be Successful? Evolving portfolio is marked with innovation Company will have broad portfolio of new and established growth drivers with growth potential in 2005 and beyond SP in Japan could grow to $1B+ in coming years Long periods of expected exclusivity for most brands Large enough for critical mass and impact; small enough for agility, flexibility, and being a good partner Will aggressively manage costs and prudently invest to drive growth

The new Schering-Plough organization is already becoming aligned, effective, confident, and is gaining momentum - we've made enormous strides already!

Cecil B. Pickett, Ph.D President Schering-Plough Research Institute November 18, 2003

Highlights of Development Projects Status Development Project Indications Submitted eze/simva Lipid Lowering Filed ASMANEX Asthma Phase III REMICADE Inflammatory Diseases Phase III NOXAFIL Fungal Infections Phase III SARASAR Various Cancers Phase II A2a Receptor Antagonist Parkinson's Disease Early Phase CCR5 Receptor Antagonist HIV Infection Early Phase Hepatitis C Virus Protease Inhibitor HCV Infection Early Phase Thrombin Receptor Antagonist Acute Coronary Syndromes Early Phase PDE5 Inhibitor Erectile Dysfunction

Cholesterol Absorption Cholesterol Production eze blocks intestinal absorption LDL Cholesterol eze + STATIN STATINS blocks synthesis in liver LDL Cholesterol Further LDL Cholesterol reduction eze + Statin: Dual Inhibition

Ezetimibe Mechanism of Action Studies Mechanism of cholesterol absorption Approach Used a novel genomics approach incorporating SPRI proprietary bioinformatics tools and genetic models Results Discovered a novel target that is critical for absorption of cholesterol Target participates in the Ezetimibe-sensitive cholesterol absorption pathway Manuscript was submitted for publication

REMICADE Anti-inflammatory (anti-TNF?) monoclonal antibody Int'l marketing rights licensed from Centocor/J&J Approved for Crohn's Disease: 1999 Approved for Rheumatoid Arthritis Signs & symptoms: 2000 Improvement in physical function: 2001 Reduction in rate of progression of joint damage: 2001

Psoriatic Arthritis Overview 150,000 to 260,000 new cases of psoriasis annually 25% of psoriasis patients develop psoriatic arthritis ~ 1 million persons affected Age of onset: 30-40; men & women equally affected 40% of patients with psoriatic arthritis have severe, progressive and destructive polyarthritis Psoriatic arthritis and rheumatoid arthritis are distinct diseases

Psoriatic Arthritis Nail Changes and Arthritis

IMPACT (Psoriatic Arthritis) Study Results ACR Response criteria at 16 weeks ACR 20 ACR 50 ACR 70 REMICADE 69 49 29 Placebo 8 0 0

Before 16 weeks after REMICADE in Psoriatic Arthritis

Successful Life Cycle Management of REMICADE Ankylosing Spondylitis - May '03 Additional Crohn's Disease Labeling Disease Maintenance - May '03 Maintenance of Fistulizing Disease - Oct '03 Ulcerative Colitis - Phase III Psoriasis - Phase III Early Rheumatoid Arthritis - Phase III Psoriatic Arthritis - Phase III

NOXAFIL Oral triazole antifungal agent with broadest spectrum of activity against yeasts (e.g., Candida), molds (e.g., Aspergillus, Fusarium) and zygomecetes Mechanism of action Inhibits fungal ergosterol biosynthesis (specific fungal cytochrome P-450) Active against most azole-resistant strains Binding site is different from Fluconazole and Voriconazole

NOXAFIL Clinical trials have demonstrated: 42% successful clinical outcomes in patients with Aspergillus infections who are refractory to or intolerant of standard antifungal therapy 71% successful clinical outcomes in patients with Zygomycosis, a frequently fatal fungal infection against which most therapies have little activity 55% success outcomes in patients with CNS fungal infections 73% successful clinical outcomes in chronic fungal infections of the skin and soft tissues that do not respond well to current treatments

NOXAFIL Comparison to Voriconazole and Caspofungin

SARASAR Potent, selective inhibitor of farnesyl transferase Blocks farnesylation of proteins involved in transformation and growth of cancer cells Preclinical activity against a number of cancer types (e.g., lung, breast, leukemia) Synergistic activity when combined with other chemotherapeutic agents (e.g., Taxol and Gleevec)

Farnesyl Transferase (FT) Ras - FT Complex Structure of Farnesyl Transferase

SARASAR SARASAR Bound to Farnesyl Transferase

SARASAR Activity in combination with Taxanes in non- small-cell lung cancer and as monotherapy in leukemias Development status Non-small cell lung cancer: Phase III in combination with carboplatin/paclitaxel Leukemia: Phase II Breast cancer: Early Phase Head & neck cancer: Early Phase

Adenosine A2a Antagonist A2a Receptor Antagonist Novel anti-Parkinsonian mechanism Orally active in rodent and primate models of Parkinson's Disease Synergy with L-Dopa; no dyskinesia Potential indications: monotherapy and combination with L-Dopa

Adenosine A2a Antagonist Development Status Designated for fast-track development by FDA (July '03) for patients with severe movement disorders Well-tolerated in Phase I clinical studies Phase II (monotherapy) in patients with mild-to- moderate Parkinson's disease Phase II (combination with L-Dopa or dopamine agonists) in patients with moderate-to-severe Parkinson's disease

CCR5 Receptor Antagonist Program Targets for Viral Entry

CCR5 Receptor Antagonists CCR5 is the primary co-receptor used in early HIV infection Naturally occurring CCR5 deletion in humans HIV "resistance" or delayed disease progression Current combination therapy ("HAART") Emerging resistance

CCR5 Receptor Antagonists Shows potent anti-viral activity against several HIV primary isolates Orally bioavailable with a long half-life Demonstrated anti-viral activity in HIV patients

0.5 0.0 -0.5 -1.0 -1.5 -2.0 5 10 30 25 20 15 CCR5 Receptor Antagonist SCH D Antiviral Effects Log 10 Change from Baseline Day Dosing Washout Placebo 10 mg BID 25 mg BID 50 mg BID

CCR5 Receptor Antagonist Development status CCR5 antagonist for HIV infections Safe and well-tolerated in Early Phase studies Initiating Phase II studies in treatment-experienced patients

NS3 Protease Helicase RNA-Dependent RNA Polymerase Hepatitis C Enzymes Targets for HCV Therapy

Hepatitis C Protease Inhibitor HCV protease is critical for replication of all viral genotypes Potent and selective inhibitor identified Good oral bioavailability Inhibits Viral Activity in Cells Activity is potentiated by INTRON A Currently in Early Phase Clinical Studies

Active Site Lead Inhibitor, potency 14 nM Backup Inhibitor, potency 1.4 nM Hepatitis C Protease Inhibitor

Thrombin Receptor Antagonist Thrombin receptor located on human platelets and smooth muscle Responsible for thrombin-mediated platelet aggregation SPRI has identified orally active thrombin receptor antagonists Inhibits platelet aggregation without bleeding liability Inhibits restenosis

Thrombin Receptor Antagonist Clinical Indication Prevention of ischemic complications in patients with acute coronary syndromes (e.g., unstable angina, acute myocardial infarction) Currently in Early Phase Clinical Studies

PDE 5 Inhibitor PDE 5 inhibitors effective for erectile dysfunction Side effects arise from lack of specificity: blue vision (PDE6), testicular function (PDE 11) and drug-drug interaction (CYP 3A4) SPRI has identified a potent, selective PDE 5 inhibitor with reduced potential for drug-drug interactions Good oral bioavailability Completed Phase I Safe and well-tolerated at projected clinical doses Phase II program will define product profile

Most Selective PDE5 Inhibitor Described to Date

11 PDE isozymes contribute to a diverse human biology

Isozyme	PDE6	PDE11
Function	*Vision*	*Testicular*
	Selectivity Ratio (in vitro)	
S-P	160	3300
Viagra	6	575
Levitra	5	650
Cialis	240	8

Improved selectivity anticipated to enhance efficacy: tolerability ratio over current therapies

ASMANEX Activity in mild, moderate and severe asthma patients Once-daily dosing in most patients Favorable therapeutic index: desired activity with favorable safety margin Dry powder inhaler delivery system Low systemic bioavailability

Status of ASMANEX DPI Registration European submission EU launch - UK and Nordic first countries (1Q'03) US Submission Approvable Oct. '99 Provided FDA with responses to outstanding questions

Discovery Research Integrated new technologies into discovery research Genomics Combinatorial Chemistry and parallel synthesis High-throughput screening Structure-based drug design

Genomics Focus on families of protein targets to facilitate the discovery process G Protein Coupled Receptors (GPCRs) Kinases Enzymes

G Protein Coupled Receptors Family of cell surface proteins that are the targets for ~50% of marketed drugs GPCRs are targets of several successful programs for SP CCR5, A2a, Thrombin Receptor Antagonist Six additional GPCR programs in late preclinical and early clinical development Focused effort to identify novel and orphan GPCRs Novel targets identified for pain, metabolic syndrome, inflammation, depression and cardiovascular disease

Chemistry Internal investment in technologies to support chemical research Supplement internal medicinal chemistry excellence with external collaborations to access additional technologies Outcome: SP compound collection has increased 7-fold over last 10 years Faster time to lead identification Larger variety of lead compounds to support medicinal chemistry efforts

Growth of SPRI Compound Collection

Structural Chemistry Strategic decision to build strong internal structural chemistry group to facilitate compound optimization X-ray crystallography of enzyme targets Protein NMR Mass spectrometry Computer-assisted drug design Direct analysis of interaction of compounds with protein targets greatly facilitates compound optimization

Summary New development candidates focus on novel mechanisms to treat serious diseases Centers of excellence for both traditional small molecules and protein therapeutics well-established Kenilworth: small molecules DNAX/Canji: protein therapeutics

Summary Research and development efforts focused on: Respiratory & allergic diseases Immunologic diseases Central nervous system diseases Infectious diseases Oncologic diseases Cardiovascular diseases Remain focused on discovering and developing novel compounds to address unmet medical needs

Building the Future Growth Engines Carrie Cox

Building the Future Growth Engines NOXAFIL (Invasive Fungal Infections) SARASAR (NSCLC and MDS) A2a Receptor Antagonist (PD) CCR5 Receptor Antagonist (HIV) Protease Inhibitor (HCV) Thrombin Receptor Antagonist (ACS) PDE-5 Inhibitor (MED)

NOXAFIL Will Compete in Global Fungal Infection Market With Strong Profile Global antifungal market ~ $4 Billion 40% invasive fungal infections (IFI) where majority of uses will be Active against a range of molds and fungi Convenient oral suspension Potentially excellent safety profile: No visual disturbances, fewer drug contraindications, safe for hepatic and renal impaired Likely to be used in hospitalized patients

SARASAR May Complement Chemotherapy SARASAR is being added to standard chemotherapy in NSCLC Phase III trials looking for survival benefit Lung cancer market > $1 Billion, +200,000 new pts/yr SARASAR in Phase III for myelodysplastic syndrome SARASAR, a new class Oral therapy dosed twice daily during chemotherapy Will not compete with chemotherapy, may complement Manageable toxicity profile in early trials Additional early investigation in large markets such as breast and ovarian cancers

A2a May Address Unmet Need in Parkinson's Disease (PD) PD is chronic, progressive neurogenerative disease affecting 2.7M patients globally(1) PD market is $1.2B(2) - growth driven by increasing age of population and combo therapy A2a launch indication for signs/symptoms of idiopathic PD Potential equal efficacy to 2nd generation dopamine agonists, possibly with better safety May treat advanced disease without dyskinesias Likely to be used in combination with other agents (1) Major markets, Decision Resources Pharmacor/Cognos, 10/8/02 (2) IMS, MAT 3Q02, constant US dollars

CCR5 is Novel Approach to Block HIV HIV Market $4.7B(1) is composed of NRTI, NNRTI, and PI products Increased resistance drives need for new classes of anti-retroviral treatments Once-a-day tablet will be complementary to existing agents due to novel mechanism; Regulatory Fast Track (1) IMS, 2002

Initial Launch Population Will be Treatment Experienced Patients Expected to be used as "second-line" therapy Little salvage patient use anticipated as most have viruses where CCR5 less effective Treatment Experienced Naive/First Line Salvage Setting 42.5 42.5 15 Salvage Setting 10-20% Naive/ First Line 40-45% Treatment Experienced 40-45%

Protease Inhibitor (PI) Complementary to PEG-INTRON Could be Superior New Therapy Regimen for Hep C SP PI is an orally-delivered, unique PI that targets Hepatitis C virus Program is in early development; potential to combine treatment with PEG-INTRON

Thrombin Receptor Antagonist: 1st in Class Adjunctive Therapy for ACS Target Product Profile Acute Coronary Syndromes market $5B++ Oral,once-daily anti-platelet agent with potential incremental efficacy over current therapies (aspirin and clopidogrel) No increase in bleeding liability No monitoring required (unlike warfarin) May be used in combination with other anti-platelet or anti-thrombotics (e.g., INTEGRILIN, heparins)

Erectile Dysfunction Market Driven by New Entrants Market expected to double to $2.6B by 2006 and to $3.6B by 2011 New entries have expanded the market Still opportunities for better products SP PDE 5 is a highly selective PDE 5 Potentially strong safety and tolerability profile (e.g., no vision abnormalities) Potentially greater consistency of response

Building the Future Growth Engines

Product	Peak Sales				
	A	B	C	D	E
CCR5 Receptor Antagonist (HIV)			C/D		
PDE 5 Inhibitor (MED)			C/D		
Protease Inhibitor (HCV)			C/D		
SARASAR (NSCLC and MDS)			C		
NOXAFIL (Invasive Fungal Infections)		B/C			
A_{2a} Receptor Antagonist (PD)		B/C			
Thrombin Receptor Antagonist					E

A < $250 Million
B > $250 Million
C > $500 Million
D > $750 Million
E > $1 Billion

Indications currently under development only. Does not include additional potential development.

The Current and Future SP Portfolio Potential 2003 2006 2009 2012 2015 2018 PEG-INTRON D NASONEX D/E ZETIA and eze/simva E INTEGRILIN B ASMANEX A/B REMICADE E TEMODAR C/D CAELYX B CLARITIN/CLARINEX* E NOXAFIL B/C SARASAR C A2a B/C CCR5 C/D PDE 5 C/D PI C/D Length of arrow represents projected loss of exclusivity * Represents US data exclusivity; ex-US exclusivity through 2010 Aspirational TRA E